UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2010, StoneMor Partners L.P. (the “Partnership”) entered into (i) the Sixth Amendment to Amended and Restated Credit Agreement by and among the Partnership, StoneMor GP LLC (the “General Partner”), StoneMor Operating LLC (the “Operating Company”), certain subsidiaries of the Operating Company (together with the Partnership, the General Partner and the Operating Company, the “Credit Parties”), the Lenders identified therein, and Bank of America, N.A., as Administrative Agent (the “Sixth Amendment to Credit Agreement”); and (ii) the Sixth Amendment to Amended and Restated Note Purchase Agreement by and among the Partnership, the General Partner, the Operating Company, certain subsidiaries of the Partnership and the Noteholders (the “Sixth Amendment to NPA”).

The Sixth Amendment to Credit Agreement amended the Amended and Restated Credit Agreement, dated August 15, 2007 (as amended, the “Credit Agreement”) to, among other things, provide that the Partnership and the General Partner shall not permit the Consolidated Leverage Ratio to be greater than:

•	4.15 to 1.0, for the most recently completed four fiscal quarters of the Partnership ending prior to July 1, 2010;

•	4.00 to 1.0, for the most recently completed four fiscal quarters of the Partnership ending between July 1, 2010 and September 30, 2010;

•	3.75 to 1.0, for the most recently completed four fiscal quarters of the Partnership ending between October 1, 2010 and December 31, 2010; or

•	3.65 to 1.0, for the most recently completed four fiscal quarters of the Partnership ending after December 31, 2010.

Under the Credit Agreement, the interest rate on Base Rate Loans and Eurodollar Rate Loans is calculated based on the Base Rate or Eurodollar Rate, as applicable, plus the Applicable Rate. The Sixth Amendment to Credit Agreement amended the definition of Applicable Rate to provide that, commencing on May 4, 2010 until such time as the Agent shall have received a Compliance Certificate evidencing compliance with all financial covenants for the most recently completed four fiscal quarters of the Partnership ending on or after December 31, 2010, Pricing Level 3 of the Applicable Rate (the currently applicable pricing level) for (i) Eurodollar Rate Loans and Letter of Credit Fees shall be increased by 25 basis points to 4.50%, and (ii) Base Rate Loans shall be increased by 25 basis points to 3.50%.

The Sixth Amendment to Credit Agreement also amended the definition of Consolidated EBITDA to provide that Consolidated EBITDA shall not be adjusted for any changes resulting from the sale by the Credit Parties of all of their investments held, as of May 4, 2010, in one of more Merchandise Trusts in the Highland Floating Rate Advantage Fund.

The Sixth Amendment to NPA amended the Amended and Restated Note Purchase Agreement, dated August 15, 2007 (as amended, the “Note Purchase Agreement”) to, among other matters, provide for (i) changes to the Consolidated Leverage Ratio similar to the changes under the Sixth Amendment to Credit Agreement as described above, and (ii) the payment by the Partnership to each holder of Series B Notes and Series C Notes of additional interest at a rate of 0.25% per annum (the “Additional Interest”) from May 4, 2010 until such time as each holder of Notes shall have received a Compliance Certificate for the most recently completed four fiscal quarters of the Partnership ending on or after December 31, 2010 evidencing that the Consolidated Leverage Ratio was less than 3.75 to 1.00 for such period. The Series B Notes and Series C Notes were amended and restated to provide for the payment of the Additional Interest as described in the Sixth Amendment to NPA.

The Sixth Amendment to NPA also included a consent by the Noteholders to an increase in the Aggregate Credit Facility Cap from $80,000,000 to $100,000,000, an increase in the Acquisition Facility Cap from $45,000,000 to $55,000,000, and an increase in the Revolving Facility Cap from $35,000,000 to $45,000,000.

The Sixth Amendment to Credit Agreement and Sixth Amendment to NPA (together, the “Amendments”) also include various representations, warranties and other provisions customary for transactions of this nature. The foregoing is a summary of the material provisions of the Amendments. This summary is not intended to be complete and is qualified in its entirety by reference to the Amendments, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Sixth Amendment to Credit Agreement and Sixth Amendment to NPA, or the Credit Agreement and the Note Purchase Agreement, as applicable.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 4, 2010, the Partnership entered into the Sixth Amendment to Credit Agreement and the Sixth Amendment to NPA, the terms of which are described in Item 1.01 above, which description is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sixth Amendment to Amended and Restated Credit Agreement, dated May 4, 2010, by and among StoneMor GP LLC, StoneMor Partners L.P., StoneMor Operating LLC, certain Subsidiaries of StoneMor Operating LLC, the Lenders and Bank of America, N.A.

10.2	Sixth Amendment to Amended and Restated Note Purchase Agreement, dated May 4, 2010, by and among StoneMor GP LLC, StoneMor Partners L.P., StoneMor Operating LLC, certain Subsidiaries of StoneMor Partners L.P. and the Noteholders (includes the Amended and Restated Form of Series B Note and the Amended and Restated Form of Series C Note as Exhibit A-1 and Exhibit A-2, respectively).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ William R. Shane
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: May 7, 2010

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Exhibit Index

Exhibit No.	Description
10.1	Sixth Amendment to Amended and Restated Credit Agreement, dated May 4, 2010, by and among StoneMor GP LLC, StoneMor Partners L.P., StoneMor Operating LLC, certain Subsidiaries of StoneMor Operating LLC, the Lenders and Bank of America, N.A.

10.2	Sixth Amendment to Amended and Restated Note Purchase Agreement, dated May 4, 2010, by and among StoneMor GP LLC, StoneMor Partners L.P., StoneMor Operating LLC, certain Subsidiaries of StoneMor Partners L.P. and the Noteholders (includes the Amended and Restated Form of Series B Note and the Amended and Restated Form of Series C Note as Exhibit A-1 and Exhibit A-2, respectively).

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